Exhibit 99.1

Core Natural Resources Announces Leadership Change

CANONSBURG, PA (October 8, 2025) – Today, Core Natural Resources, Inc. (NYSE: CNR) (“Core,” the “company,” “we” or “our”) announced that its board of directors has appointed Core’s board chair, Jimmy Brock, to the additional role of chief executive officer, effective immediately. He succeeds Paul A. Lang, who is departing as CEO and board member. Brock will work closely with Lang, who has agreed to provide transition consulting services through the end of the year, as well as with the board and the management team, to ensure a seamless transition.

“I am excited to take on this expanded leadership role at a pivotal time in Core’s innovation and growth,” Brock said. “With its world-class operating portfolio, diversified product slate, strategic logistical network, and talented workforce, Core is positioned for tremendous growth and success in the years ahead. I look forward to working with the board and the rest of the management team to deliver operational excellence and industry-leading stockholder returns.”

Brock has served as executive chair of the Core Natural Resources board since January 14, 2025, when Core was formed via a merger between Arch Resources and CONSOL Energy. Prior to that time, Brock served as chairman and chief executive officer of CONSOL Energy.

“On behalf of the board, management team, and Core employees, we want to thank Paul for his great leadership in helping execute the merger and steer the integration process over the course of the past nine months,” Brock said. “He has helped lay a strong foundation for future success, and we wish him the very best in his future pursuits.”

Brock Biography

Brock was elected CEO and board member of CONSOL Energy in 2017 and added the role of chairman to his CONSOL Energy responsibilities in 2024. During his more than 40 years in the industry, he has held the positions of chief operating officer, superintendent, longwall coordinator, and mine foreman. He currently serves as board chair of America’s Power and the Pennsylvania Coal Alliance, and is a member of the executive committee (and past board chair) of the National Mining Association. He is also a past board chair of the West Virgina Coal Association.

About Core Natural Resources, Inc.

Core Natural Resources, Inc. (NYSE: CNR) is a world-class producer of high-quality metallurgical and high calorific value thermal coals for the global marketplace. Core’s highly skilled workforce operates a best-in-sector portfolio of large-scale, low-cost longwall mines, including the Pennsylvania Mining Complex, Leer, Leer South, and West Elk mines, along with one of the world’s largest and most productive surface mines, Black Thunder. The company plays an essential role in meeting the world’s growing need for steel, infrastructure, and energy, while simultaneously serving the resurgent requirements of the U.S. power generation fleet. Core has an extensive and strategic logistical network – anchored by ownership positions in two East Coast marine export terminals – that provides reliable and efficient access to seaborne coal markets. The company’s deeply ingrained culture is grounded in safety and compliance, continuous improvement, and financial performance, with an emphasis on stakeholder engagement and stockholder returns. Core was created in January 2025 via the merger of long-time industry leaders CONSOL Energy and Arch Resources and is based in Canonsburg, Pennsylvania.

Contacts:

Investor:

Deck Slone, (314) 994-2766

deckslone@coreresources.com

Media:

Erica Fisher, (724) 416-8292

ericafisher@coreresources.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “years ahead,” “look forward” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Core’s current views about future events. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, risks related to the recently announced CEO transition, risks related to the prior occurrence of combustion-related activity at Core’s Leer South mine and the risk of future occurrences; the increase in combustion-related gases at Core’s Leer South mine; Core’s ability to resume development work at Leer South with continuous miners and longwall development in accordance with its expected timing; deterioration in economic conditions (including continued inflation) or changes in consumption patterns of our customers may decrease demand for our products, impair our ability to collect customer receivables and impair our ability to access capital; volatility and wide fluctuation in coal prices based upon a number of factors beyond our control; an extended decline in the prices we receive for our coal affecting our operating results and cash flows; significant downtime of our equipment or inability to obtain equipment, parts or raw materials; decreases in the availability of, or increases in the price of, commodities or capital equipment used in our coal mining operations; our reliance on major customers, our ability to collect payment from our customers and uncertainty in connection with our customer contracts; our inability to acquire additional coal reserves or resources that are economically recoverable; alternative steel production technologies that may reduce demand for our coal; the availability and reliability of transportation facilities and other systems that deliver our coal to market and fluctuations in transportation costs; a loss of our competitive position; foreign currency fluctuations that could adversely affect the competitiveness of our coal abroad; the risks related to the fact that a significant portion of our production is sold in international markets (and may grow) and our compliance with export control and anti-corruption laws; coal users switching to other fuels in order to comply with various environmental standards related to coal combustion emissions; the impact of current and future regulations to address climate change, the discharge, disposal and clean-up of hazardous substances and wastes and employee health and safety on our operating costs as well as on the market for coal; the risks inherent in coal operations, including being subject to unexpected disruptions caused by adverse geological conditions, equipment failure, delays in moving out longwall equipment, railroad derailments, security breaches or terroristic acts and other hazards, delays in the completion of significant construction or repair of equipment, fires, explosions, seismic activities, accidents and weather conditions; our inability to manage our operational footprint in response to changes in demand; failure to obtain or renew surety bonds or insurance coverages on acceptable terms; the effects of coordinating our operations with oil and natural gas drillers and distributors operating on our land; our inability to obtain financing for capital expenditures on satisfactory terms; the effects of our securities being excluded from certain investment funds as a result of environmental, social and governance practices; the effects of global conflicts on commodity prices and supply chains; the effect of new or existing laws, regulations, tariffs, executive orders or other trade measures; our inability to find suitable joint venture partners or acquisition targets or integrating the operations of future acquisitions into our operations; obtaining, maintaining and renewing governmental permits and approvals for our coal operations; the effects of asset retirement obligations, employee-related long-term liabilities and certain other liabilities; uncertainties in estimating our economically recoverable coal reserves; defects in our chain of title for our undeveloped reserves or failure to acquire additional property to perfect our title to coal rights; the outcomes of various legal proceedings, including those that are more fully described herein; the risk of our debt agreements, our debt and changes in interest rates affecting our operating results and cash flows; information theft, data corruption, operational disruption and/or financial loss resulting from a terrorist attack or cyber incident; the potential failure to retain and attract qualified personnel of the company; failure to maintain effective internal control over financial reporting; uncertainty with respect to the company’s common stock, potential stock price volatility and future dilution; uncertainty regarding the timing and value of any dividends we may declare;

uncertainty as to whether we will repurchase shares of our common stock; inability of stockholders to bring legal action against us in any forum other than the state courts of Delaware; the risk that the businesses of the company and Arch Resources, Inc. will not be integrated successfully; the risk that the anticipated benefits of the merger may not be realized or may take longer to realize than expected; the risks related to new or existing tariffs and other trade measures; and other unforeseen factors.

All such factors are difficult to predict, are beyond Core’s control, and are subject to additional risks and uncertainties, including those detailed in Core’s annual report on Form 10-K for the year ended December 31, 2024, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on Core’s website at www.corenaturalresources.com and on the SEC’s website at http://www.sec.gov.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Core does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.